UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AvidXchange Holdings, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V73634-P28177 AVIDXCHANGE HOLDINGS, INC. 2025 Annual Meeting Vote by June 25, 2025 11:59 PM ET You invested in AVIDXCHANGE HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 26, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For driving directions to the Annual Meeting, please see the map for our “Charlotte, NC - Corporate HQ” on our website at www.avidxchange.com under “Company - About AvidXchange” or contact Investor Relations at AvidIR@icrinc.com. AVIDXCHANGE HOLDINGS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Vote in Person at the Meeting* June 26, 2025 3:00 PM Eastern Time The Stairatorium at AvidXchange 1210 AvidXchange Lane Charlotte, NC 28206 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V73635-P28177 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class I Directors For Nominees: 01) Oni Chukwu 02) Lance Drummond 03) James Hausman 2. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025. For 3. A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.